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                                                        SEC 873 (10/2000)
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       May 10, 2002
                                                   ----------------------------

                                  LifeF/X, Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



              Nevada                     000-25171             84-1385529
--------------------------------    ------------------     --------------------
   (State or other jurisdiction         (Commission            (IRS Employer
         of incorporation)              File Number)        Identification No.)


  153 Needham Street, Building One, Newton, Massachusetts           02464
-------------------------------------------------------------   ---------------
      (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code        (617) 964-4200
                                                      ------------------------

                                 Not applicable
------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 3. Bankruptcy or Receivership.

         On May 10, 2002, LifeF/X, Inc. ("LifeF/X") issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release announces that on May 10, 2002 (1) LifeF/X and its subsidiary filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Nevada, (2) LifeF/X signed a letter of intent to sell substantially of its assets to Safeguard Scientifics, Inc. ("Safeguard"), and (3) Safeguard has agreed to provide debtor-in-possession financing in the aggregate principal amount of $1.5 million.

Item 5. Other Events.

         As previously reported in Item 3, the press release attached hereto as
Exhibit 99.1, which is incorporated herein by reference, also announces that on May 10, 2002, LifeF/X signed a letter of intent to sell substantially all of its assets to Safeguard.

Item 7(c). Exhibits.

         99.1   Press Release dated May 10, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                LifeF/X, Inc.

Dated: May 10, 2002                             By::  /s/ Dennis J. Crane
                                                      -------------------------
                                                Dennis J. Crane,
                                                Acting Chief Executive Officer





                                  EXHIBIT INDEX

   Exhibit Number      Exhibit
   --------------      -------

        99.1           Press Release dated May 10, 2002.